                                                                    Exhibit 25.1


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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                         SECTION 305(b)(2)         |__|
                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

         New York                                                13-5160382
  (State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

    One Wall Street, New York, N.Y.                                 10286
(Address of principal executive offices)                          (Zip code)

                              The Bank of New York
                             10161 Centurion Parkway
                           Jacksonville, Florida 32256
                          Attn: Ms. Sharon L. Atkinson
                                 (904) 645-1991
            (Name, address and telephone number of agent for service)

                           ---------------------------

                             TAMPA ELECTRIC COMPANY
               (Exact name of obligor as specified in its charter)

           Florida                                               59-0475140
(State or other jurisdiction of                               (I.R.S. employer
 incorporation or organization)                              identification no.)

              TECO Plaza
       702 North Franklin Street
            Tampa, Florida                                          33602
(Address of principal executive offices)                          (Zip code)

                           ---------------------------
                                 Debt Securities
                       (Title of the indenture securities)
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


1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

----------------------------------------------------------------------------------------------

                       Name                                           Address
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
        Superintendent of Banks of the State of             2 Rector Street, New York, N.Y.
        New York                                            10006, and Albany, N.Y. 12203

        Federal Reserve Bank of New York                    33 Liberty Plaza, New York, N.Y.
                                                            10045

        Federal Deposit Insurance Corporation               Washington, D.C. 20429

        New York Clearing House Association                 New York, New York 10005

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Jacksonville, and State of Florida, on the 26th day of January, 2001.


                                        THE BANK OF NEW YORK


                                        By:   /s/ SHARON ATKINSON
                                            ------------------------------------
                                            Name: SHARON ATKINSON, AGENT


                                      -3-
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                                                                       EXHIBIT 7


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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                       Dollar Amounts
ASSETS                                                                   In Thousands
Cash and balances due from depository
   institutions:
   Noninterest-bearing balances and currency and coin ..........          $ 4,194,838
   Interest-bearing balances ...................................            4,596,320
Securities:
   Held-to-maturity securities .................................              837,052
   Available-for-sale securities ...............................            4,877,379
Federal funds sold and Securities purchased under
   agreements to resell ........................................            3,085,401
Loans and lease financing receivables:
   Loans and leases, net of unearned income ....................           37,707,721
   LESS: Allowance for loan and lease losses ...................              598,990
   LESS: Allocated transfer risk reserve .......................               12,370
   Loans and leases, net of unearned income,
     allowance, and reserve ....................................           37,096,361
Trading Assets .................................................           10,039,718
Premises and fixed assets (including capitalized
   leases) .....................................................              740,743
Other real estate owned ........................................                4,714
Investments in unconsolidated subsidiaries and
   associated companies ........................................              178,845
Customers' liability to this bank on acceptances
   outstanding .................................................              887,442
Intangible assets ..............................................            1,353,079
Other assets ...................................................            4,982,250
                                                                          -----------
Total assets ...................................................          $72,874,142
                                                                          ===========

LIABILITIES
Deposits:
   In domestic offices ........................................          $ 26,812,643
   Noninterest-bearing ........................................            11,206,758
   Interest-bearing ...........................................            15,605,885
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ...................................            26,338,068
   Noninterest-bearing ........................................               520,061
   Interest-bearing ...........................................            25,818,007
Federal funds purchased and Securities sold under
   agreements to repurchase ...................................             1,789,285
Demand notes issued to the U.S.Treasury .......................               100,000
Trading liabilities ...........................................             2,440,940
Other borrowed money:
   With remaining maturity of one year or less ................             1,581,151
   With remaining maturity of more than one year
     through three years ......................................                     0
   With remaining maturity of more than three years............                31,080
Bank's liability on acceptances executed and
   outstanding ................................................               889,948
Subordinated notes and debentures .............................             1,652,000
Other liabilities .............................................             4,914,363
                                                                         ------------
Total liabilities .............................................            66,549,478
                                                                         ============
EQUITY CAPITAL
Common stock ..................................................             1,135,285
Surplus .......................................................               988,327
Undivided profits and capital reserves ........................             4,242,906
Net unrealized holding gains (losses) on
   available-for-sale securities ..............................               (11,848)
Accumulated net gains (losses) on cash flow hedges ............                     0
Cumulative foreign currency translation adjustments............               (30,006)
                                                                         ------------
Total equity capital ..........................................             6,324,664
                                                                         ------------
Total liabilities and equity capital ..........................          $ 72,874,142
                                                                         ============

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                          Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi          -
Gerald L. Hassell        -                  Directors
Alan R. Griffith         -

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